Assets held for sale	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Assets held for sale
35	Assets held for sale

	2021	2020
	RMB million	RMB million
Aircraft and other flight equipment	1,292	—

As at December 31, 2021, assets held for sale represents certain aircraft and other flight equipment to be delivered. The carrying amount of the assets held for sale is RMB 1,292 million, including RMB 1,008 million of aircraft and other flight equipment (Note 19), and RMB 284 million of lease aircraft (Note 21). As at December 31, 2021, the transaction price with third party is higher than the carrying amount of the assets, and the sale is expected to be completed in 2022.